SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8--K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 28, 2002

SAKS INCORPORATED
(Exact name of registrant as specified in its charter)

TENNESSEE (State or other jurisdiction of incorporation)	1-13113 (Commission File Number)	62-0331040 (IRS Employer Identification No.)
750 Lakeshore Parkway Birmingham, Alabama (Address of principal executive offices)	35211 (Zip Code)

Registrant's telephone number, including area code:   (205) 940-4000

Item 5.     Other Events.

           On January 28, 2002, Saks Incorporated ("Company") announced that it has appointed The Bank of New York as the Company's stock transfer agent and registrar.  The Bank of New York will also serve as the Company's rights agent under the Company's Rights Agreement. The appointment was effective January 28, 2002.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: February 8, 2002	/s/ Brian J. Martin Brian J. Martin Executive Vice President and General Counsel